                                                                  EXHIBIT 10-B-3

                                                    COUNTERPART NUMBER________

                                                    EXECUTED IN ___ COUNTERPARTS



                                                 AS AMENDED THROUGH JULY 8, 1996





                   __________________________________________


                                    CHRYSLER
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                  CONSOLIDATED
                             AS OF OCTOBER 1, 1996
                   __________________________________________

                                    CHRYSLER

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                          DATED AS OF OCTOBER 1, 1996

     Chrysler Corporation (or between June 1, 1986 and December 31, 1989 its subsidiary Chrysler Motors Corporation), a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), has had in effect since January 1, 1985 a plan called the Chrysler Supplemental Executive Retirement Plan (prior to June 1, 1986 called the Chrysler Corporation Supplemental Executive Retirement Plan and hereinafter called the "Plan"). The Corporation has from time to time amended the Plan in certain respects. The Plan was last consolidated as of June 1, 1995 and was subsequently amended as of July 8, 1996.

      The Corporation now desires to consolidate the Plan as of this date.

                                    CHRYSLER
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                             AS OF OCTOBER 1, 1996

                                                                            PAGE
                                                                            ----
ARTICLE I               Purpose of Plan                                        4


ARTICLE II              Definitions                                            9

ARTICLE III             Participation                                         17

ARTICLE IV              Retirement and Deferred Retirement Benefits           17

            4.01        Normal Retirement                                     17

            4.02        Special Early Retirement                              20

            4.03        Early Retirement at Employee Option                   23

            4.04        PTD Retirement                                        25

            4.05        Retirement Under Employment Contract                  27

            4.06        Deferred Vested Benefits                              29

            4.07        - 4.15  Other Provisions                              31


ARTICLE V               Death Benefits                                        41

ARTICLE VI              Payment of Benefits                                   46

ARTICLE VII             Contributions                                         57

ARTICLE VIII            Plan Administration                                   57

                                      2

ARTICLE IX              Amendment, Termination                                62

ARTICLE X               General                                               64

ARTICLE XI              Special Provisions Applicable to
                        Designated Participants                               67

APPENDIX A              Actuarial Assumptions Under the Plan                  69

                                    CHRYSLER

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

ARTICLE I.  PURPOSE OF PLAN

     1.01 The Plan is maintained for the purpose of providing the following supplemental retirement benefits to Employees:

      A. Incentive Compensation Retirement Benefit

      This benefit is based on the aggregate awards earned out and paid to Employees under the Incentive Compensation Plan, the Long Term Incentive Plan, the Long Term Performance Plan, the Discretionary Incentive Compensation Plan, and any benefits paid pursuant to Subsection 401A.5. of the Plan.

      B. ERISA Excess Retirement Benefit

      This benefit is based on the excess of retirement benefits calculated under the Salaried Employees' Retirement Plan without regard to the limitations under Section 415 or Section 401(a)(17) of the Internal Revenue Code, as amended, over the benefits payable under the Salaried Employees' Retirement Plan because of such limitations.

           This benefit includes a contributory benefit based on any Employee contributions made pursuant to Section VII of this Plan that otherwise could have been contributed under the Salaried Employees' Retirement Plan were it not for contribution limitations imposed under Section 401(a)(17) of the Internal Revenue Code, as amended. Although this benefit shall be calculated and paid based solely on contributions made within this Plan, it shall be computed in the same manner as the contributory benefit is calculated under the Salaried Employees' Retirement Plan.

           The Benefit as calculated above, shall be further increased (prior to the time the Salaried Employees' Retirement Plan is amended to comply with applicable provisions of the Tax Reform Act of 1986) to include the amount, if any, of additional non-contributory benefits excluded from payment under the Salaried Employees' Retirement Plan by provisions of the Internal Revenue Service Model Amendment #2, included in IRS Notice 88-31, as referenced in Subsection 4.01C of the Salaried Employees' Retirement Plan. In respect to Employees who are participants in the Chrysler First Retirement Account, all above references in this paragraph to the Salaried Employees' Retirement Plan shall be deemed to mean the Chrysler First Retirement Account. In respect to Employees who are participants in the Gulfstream Aerospace Corporation Pension Plan, all such references in this paragraph to the Salaried Employees' Retirement Plan shall be deemed to mean the Gulfstream Aerospace Corporation Pension Plan. The forms of benefits payable under this Plan to Employees who are participants in the Chrysler First Retirement Account or the Gulfstream Aerospace Corporation Pension Plan are the forms of benefits payable under such plans.

      C. Post Retirement Supplemental Benefit

      This benefit is payable to Employees who retired as elected officers of Chrysler Corporation and is based on the excess, if any, of the Basic Pension Rate in effect on January 1, 1986 under the Chrysler Pension Plan over the Basic Pension Rate in effect under the Pension Plan on the date the officers retired, multiplied by the Employees' years of Credited Service.

      D. American Motors Supplemental Pension Plan Benefit

      This benefit is payable to Employees eligible for benefits under the American Motors Corporation Supplemental Pension Plan, a plan terminated by merger into this Plan effective December 31, 1989. Benefits under the American Motors Supplemental Pension Plan shall be frozen as of date of merger. If any Employee is eligible to receive a benefit under the non-contributory part of the Chrysler Salaried Employees' Retirement Plan and under an American Motors Corporation Pension Plan (including for this purpose any frozen American Motors Corporation Pension Plan that has been merged into this or any other Chrysler Pension Plan) and if his total benefit amount under Chrysler and American Motors Corporation Pension Plans exceeds the amount he would have received under Chrysler plans had he participated under Chrysler plans for the entire period he was employed by American Motors Corporation and Chrysler, his benefit under the non-contributory part of the Chrysler Salaried Employees' Retirement Plan will be reduced (but not below zero) by the amount of such excess. This reduction shall supersede the minimum benefit guarantee that would otherwise be applicable under the American Motors Supplemental Pension Plan benefit payable under this Plan.

      E. Modified Special Early Retirement Program Special Leave of Absence Benefit

      This benefit is payable, prior to retirement under the Salaried Employees' Retirement Plan, to all very highly compensated employees (within the meaning of the Internal Revenue Code) and highly compensated employees (as defined by such Code) designated by the Corporation who choose to cease active employment with the Corporation between July 31, 1989 and October 31, 1989 or between January 31, 1990 and May 31, 1990 under terms of the 1989 or 1990 Chrysler Modified Special Early Retirement Programs. The benefit payable pursuant to this paragraph shall equal the benefit which would have been payable under the Salaried Employees' Retirement Plan, the Pension Plan and the ERISA Excess Retirement Benefits portion of this Plan had the Employees retired at Corporation option under the Salaried Employees' Retirement Plan at the date he ceased active employment.

SUPPLEMENTARY MINIMUM BENEFIT

      This benefit is payable to Salaried Employees (as defined in the Salaried Employees' Retirement Plan) who cease active employment with the Corporation under the 1989 or 1990 Chrysler Modified Special Early Retirement Programs (either through retirement or through a Special Leave of Absence as described in the first paragraph of this Section 1.01E). Such benefit is equal to the amount by which a Salaried Employee's combined monthly benefit for retirement at Corporation option under whichever is applicable of the Salaried Employees' Retirement Plan, the Pension Plan, the ERISA Excess Retirement Benefits portion of this Plan and the Special Leave of Absence Benefit provisions of this Section 1.01E are less than 115% of what his total retirement benefits would have been under the Salaried Employees' Retirement Plan, the Pension Plan and, if applicable, the ERISA Excess Retirement Benefits portion of this Plan had he retired at his own option.
      Notwithstanding the foregoing provisions of this Section 1.01E, no benefits of any kind shall be payable pursuant to this Section 1.01E for periods commencing on or after January 1, 1992.

ARTICLE II.  DEFINITIONS

     Unless the text clearly indicates otherwise:

     2.01 "Actuarial Equivalent" means an amount of equal value actuarially, determined pursuant to actuarial tables or factors adopted by the Committee as set forth in Appendix A to this Plan.

     2.02 "Actuary" means the actuary for the Plan appointed by Chrysler Corporation.

     2.03 "Adjusted Tax Rate" means the Tax Rate determined without regard to any employment taxes imposed under Section 3101(b) of the Internal Revenue Code (or any successor section thereto).

     2.04 "Additional Retirement Benefit" means the benefit described in
Article IV of the SERP and set forth in Appendix F thereto.

     2.05 "Applicable Service and Compensation" means the service and compensation of an Employee as of a Calculation Date, as determined pursuant to
Section 4.15.

     2.06 "Annuity" means an annuity as defined in Section 4.15 of the Plan. Any Annuity purchased in substitution of an Employee's accrued benefit as of the corresponding Calculation Date shall be held separate and distinct from the Plan and any assets of the Corporation or any of its Subsidiaries, regardless of whether such assets are separately accounted for and segregated from other corporate assets in order to meet the liability of any such entity for benefits accrued hereunder.

     2.07 "Basic Pension Rate" means the monthly basic pension rate for each year of service as established from time to time under the Pension Plan.

     2.08 "Beneficiary" means any one or more individuals, partnerships, corporations, fiduciaries or other entities designated under the Salaried Employees' Retirement Plan as the beneficiary or contingent beneficiary to receive any death benefits payable under this Plan, unless a separate designation under the Plan is received by the Committee. If no beneficiary designation has been filed under the Salaried Employees' Retirement Plan or under the Plan, the beneficiary shall be the executor of the former Employee's will or the probate administrator, on behalf of the former Employee's estate.

     2.09 "Calculation Date" means the calculation date as defined in Section
4.15 of the Plan.

     2.10 "Committee" means the Employee Benefits Committee established by the Board of Directors of Chrysler Corporation by Resolution dated December 10, 1975, as constituted from time to time.

     2.11 "Commuted Value" means an amount equal to the lump sum value at the date of determination of periodic payments payable thereafter discounted from the respective payment dates of such periodic payments to the date of determination at the rate of interest adopted by the Committee and set forth in Appendix A to this Plan.

     2.12 "Corporation" means Chrysler Corporation and (i) any corporation organized under the laws of the United States or any state thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries which the Committee has designated by resolution as a corporation to which, and to the salaried employees of which, this

Plan shall apply, and (ii) any corporation organized under the laws of a foreign government or subdivision thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries, which is a subsidiary corporation with respect to which there is in effect an agreement entered into by Chrysler Corporation under Section 3121
(1) of the Internal Revenue Code or under any amendment thereof in effect at the relevant time, and which at the time the Committee shall have designated by resolution as a corporation to which, and to the salaried employees of which, this Plan shall apply, but such corporation shall be included in the term "Corporation" only with respect to those of its Employees who have been transferred to such employment with such subsidiary from employment in the United States with Chrysler Corporation or one of its subsidiary corporations, and (iii) for purposes of the Incentive Compensation Retirement Benefits only, any corporation organized under the laws of a foreign government or subdivision thereof, all or substantially all of the stock of which is owned by Chrysler Corporation directly or through one or more subsidiaries, which the Committee has designated by resolution as a corporation to which, and to the salaried employees of which, this Plan shall apply.

     2.13 "Credited Service" means the credited service an Employee has under a Pension Plan or, in the case of an Employee who is an elected officer or director of the Corporation, the credited service he would have if elected officers and directors were eligible under a pension plan. Notwithstanding the above, however, in the case of an individual who has become an Employee of the

Corporation or of Chrysler Corporation or one of its subsidiaries (excluding American Motors Corporation and its subsidiaries as of August 5, 1987) upon transfer after August 5, 1987 from employment with American Motors Corporation or one of its subsidiaries, employment by American Motors Corporation or any of its subsidiaries up to and including the last day he was so employed shall be deemed to be included in Credited Service under this Plan for all purposes other than for computation of benefit amounts.

     2.14 "Employee" means a person (i) who, at the time, is employed by the Corporation or a Non-Participating Subsidiary, or (ii) who, for the purposes of the Incentive Compensation Retirement Benefits only, is employed by Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., and (iii) who is, or who has been but no longer is, a Salaried Employee. Notwithstanding the foregoing, the term "Employee" shall in no event include (i) persons employed on a temporary, fixed term, project or daily basis, (ii) persons who are retained under a consultant or independent contractor agreement, or on a Service Agreement basis or who are assigned by an employment agency, supplier, subcontractor or other provider of personnel. Where used in this Plan the terms "former Employee," "retired Employee" or "terminated Employee" shall mean a person who at one time was an Employee but who, by reason of retirement or other termination of employment is no longer employed by the Corporation, a Non-Participating Subsidiary, Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., as applicable.

     2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.16 "ERISA Excess Death Benefits" means the death benefit calculated by reference to the ERISA Excess Retirement Benefit of an Employee or former Employee as determined in whichever is applicable of Sections 5.01, 5.02, or 5.03.

     2.17 "ERISA Excess Retirement Benefit" means a monthly retirement benefit equal to the excess of the retirement benefit calculated under the Salaried Employees' Retirement Plan without regard to the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over the benefit payable under the Salaried Employees' Retirement Plan, determined as provided in
Section 4.01, because of such limitation.

     2.18 "Incentive Compensation Plan" means the Chrysler Corporation Incentive Compensation Plan, as in effect from time to time, established under a stockholders' resolution adopted in 1929, as amended.

     2.19 "Incentive Compensation Death Benefit" means the death benefit calculated by reference to Incentive Compensation Retirement Benefits of an Employee or retired Employee as determined in whichever is applicable of Sections 5.01, 5.02, 5.03, or 5.04.

     2.20 "Incentive Compensation Retirement Benefit" means a monthly retirement benefit calculated by reference to the aggregate awards made to an Employee under (a) the Incentive Compensation Plan, (b) the Chrysler Corporation Long-Term Incentive Plan under the Incentive Compensation Plan (herein called the "Long-Term Incentive Plan") (c) the Chrysler Corporation Long-Term Performance Plan under the Chrysler Corporation 1991 Stock Compensation Plan

(herein called the "Long-Term Performance Plan"), (d) the Chrysler Corporation Discretionary Incentive Compensation Plan (herein called the "Discretionary Incentive Compensation Plan"), and (e) any benefits paid pursuant to Subsection 4.01A.5. of the Plan determined as provided in Section 4.01.

     2.21 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended."

     2.22 "Non-Participating Subsidiary" means any branch of Chrysler Corporation, or any of its wholly-owned subsidiaries, located outside the United States and its possessions and any subsidiary of Chrysler Corporation whether organized under the laws of the United States or of any state thereof or of a foreign government or subdivision thereof, a majority of the voting stock of which Chrysler Corporation owns at the time directly or through one or more wholly-owned subsidiaries, and which branch or subsidiary the Committee shall at the time have designated by resolution as a branch or corporation to which and to the Employees of which the provisions of the Plan relating to a Non-Participating Subsidiary shall apply. A branch of Chrysler Corporation, or any of its wholly-owned subsidiaries, located outside the United States and its possessions or a subsidiary described in clause (ii) of Section 2.07 may be a Non-Participating Subsidiary with respect to those of its Employees who were not transferred to such branch or subsidiary from employment in the United States with Chrysler Corporation or one of its subsidiary corporations.

     2.23 "Normal Retirement Date" means the last day of the month in which an Employee attains his 65th birthday.

     2.24 "Pension Plan" means the Chrysler Pension Plan or the Chrysler Financial Corporation Pension Plan, as applicable.

     2.25 "Permanent Total Disability" means that the person is receiving permanent total disability benefits under a Pension Plan or a group insurance program of the Corporation.

     2.26 "Plan" means this Supplemental Executive Retirement Plan.

     2.27 "Plan Year" means the period of 12 calendar months ending with the last day of the month of December in each year.

     2.28 "Post Retirement Supplemental Benefit" means a monthly retirement benefit payable to an Employee who retired or retires as an elected officer of Chrysler Corporation, determined as provided in Section 4.08.

     2.29 "Salaried Employee" means a person (i) who at the relevant time is employed by the Corporation or a Non-Participating Subsidiary, or (ii) who, for purposes of the Incentive Compensation Retirement Benefits only, is employed by Chrysler Canada Ltd., or Chrysler Credit Canada Ltd., and who receives regular compensation in the form of a base Salary, except that a person who is employed either by a subsidiary of Chrysler Corporation described in clause (ii) of
Section 2.07 or a branch of Chrysler Corporation located outside the United States and its possessions shall, in either such case, be deemed to be a Salaried Employee only if he has been transferred to such employment, either with such subsidiary or such branch, from employment in the United States.

     2.30 "Salaried Employees' Retirement Plan (SERP)" means the Chrysler Salaried Employees' Retirement Plan or the Chrysler Financial Corporation Salaried Employees' Retirement Plan, as applicable, as in effect from time to time.
                                      15

     2.31 "Salary" means the base salary payable monthly (after any deductions or any salary deferral pursuant to an agreement entered into under the Chrysler Salaried Employees' Savings Plan, as amended, or the Chrysler Salaried Employees' Supplemental Savings Plan, as amended) not including any contingent, incentive or deferred compensation, bonuses, or other forms of extra compensation. The term "Salary" shall include base salary amounts deferred pursuant to the Chrysler Stock Unit Investment Program. The term "Salary" shall further include amounts deducted from base salary under provisions of the Chrysler Flexible Benefits Program but shall not include amounts added to base compensation payments pursuant to the Flexible Benefits Program.

     2.32 "Supplemental Payment" means the supplemental payment described in, and payable to an Employee on the terms and subject to the conditions set forth in, Section 4.15D of the Plan.

     2.33 "Tax Rate" means the highest marginal rate of income taxation paid by individuals in the jurisdiction in which the Employee resides on the Calculation Date, plus the rate of tax imposed under Section 3101(b) of the Code (or any successor section thereto)."

ARTICLE III.  PARTICIPATION

     3.01 An Employee who has received or receives an award of incentive compensation under the Incentive Compensation Plan for the year 1983 or any subsequent year shall participate in the Plan with respect to the Incentive Compensation Retirement Benefit and the Incentive Compensation Death Benefit.

     3.02 An Employee who retires under the SERP and whose retirement or termination benefits as calculated under SERP are in excess of the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code shall participate in the Plan with respect to the ERISA Excess Retirement Benefit and ERISA Excess Death Benefit.

     3.03 An Employee who retired as an elected officer of Chrysler Corporation prior to January 1, 1986 shall participate in the Plan with respect to the Post Retirement Supplemental Benefit.

     3.04 Notwithstanding anything else contained in this Plan to the contrary, an Employee who has received an Annuity in accordance with Section
4.15 hereof shall, as a condition of continued participation in the Plan with respect to benefits accrued in respect of services performed and compensation payable other than the Applicable Service and Compensation, irrevocably consent to the payment of any such Annuity and Supplemental Payment in accordance with and subject to the terms and conditions of such Section 4.15.

ARTICLE IV.  RETIREMENT AND DEFERRED RETIREMENT BENEFITS

     4.01 Except as otherwise expressly provided in Section 4.15 below, an Employee who retires under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the

Chrysler Canada Ltd. Salaried Employees' Retirement Plan on or after his Normal Retirement Date shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, retirement benefits equal to the excess of (i) the sum of (1) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Subsection A, and (2) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Subsection B over (ii) any Additional Retirement Benefit for which he may be eligible as provided in Section C.

      A. The Incentive Compensation Retirement Benefit of an Employee retiring as provided above in this Section 4.01 shall be a monthly amount equal to the sum of the following:

            1. An amount equal to .5 of 1 percent (.5%) of his Incentive Compensation Plan awards for 1983 and 1984, plus

            2. An amount equal to such percentage of his combined (a) Incentive Compensation Plan award for each of the years 1985 through 1992 and (b) Long-Term Incentive Plan award (whether such award is payable in cash or Chrysler Stock) earned out and paid for performance cycles ending in each of the years 1987 through 1992, as the Incentive Compensation Committee of the Board of Directors shall determine, but not more than .5 of 1 percent (.5%) of his combined award for any such year, plus
            3.   An amount equal to such percentage of his combined

                 (a) Incentive Compensation Plan award for 1993 and

                 (b) Long-Term Performance Plan award for the performance cycle ending in 1993 as the Incentive Compensation Committee of the Board of Directors shall determine, but not more than .5 of 1 percent (.5%) of his combined award for 1993 plus

              4. An amount equal to such percentage of his combined (a)
                 Incentive Compensation Plan award for 1994 and each year thereafter, (b) Long Term Performance Plan award for performance cycles ending in 1994 and each year thereafter, and
                 (c) Discretionary Incentive Compensation Plan award for 1994 and each year thereafter as the Incentive Compensation Committee of the Board of Directors shall determine, but not more than .5 of 1 percent (.5%) of his combined award for any such year plus

              5. An amount equal to .5 of a percent (.5%) of his Incentive
                 Compensation Plan awards, Long Term Performance Plan awards, Long Term Incentive Plan awards, and Discretionary Incentive Compensation Plan awards, payable under such plans in the event of a Change in Control (as defined in Section 4.13).

      B. The ERISA Excess Retirement Benefit of an Employee retiring as provided above in this Section 4.01 shall be a monthly amount equal to the excess of:

            1.   The retirement benefit calculated under the provisions of
                 Section 4.01 of the SERP (irrespective of whether payments under the SERP are actually made in the form described in
                 Section 4.01 of the SERP) without regard to the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over

            2. The retirement benefit calculated under Sections 4.01 A and B of the SERP.

     Notwithstanding anything to the contrary in this Plan, the retirement benefits of an Employee of the Corporation or a Non-Participating Subsidiary, who continues active service until his 65th birthday, shall be nonforfeitable.

      C. The amount of any Additional Retirement Benefit of an Employee shall be as defined in Section 2.04.

     4.02 Except as otherwise expressly provided under Section 4.15 below, an Employee who retires under the Special Early Retirement provisions of the SERP or, for purposes of the Incentive Compensation Retirement Benefit, retires at the option of the Corporation under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan on or after his 55th birthday but before his 62nd birthday and who at the date of his early retirement has 10 years or more of Credited Service (or who shall have attained such lesser age or years of Credited Service as may be required under terms of a specific Early Retirement Program if he retires pursuant to such program) shall be entitled to receive under this Plan, commencing on the first day of the month next following the date of his retirement, retirement benefits equal to the excess of (i) the sum of (1) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Section A., and (2) any ERISA Excess Retirement Benefit for which he may be eligible as provided in

Section B over (ii) any Additional Retirement Benefit for which he may be eligible as provided in Section C.

      A. The Incentive Compensation Retirement Benefit of an Employee retiring early as provided in this Section 4.02 shall be a monthly amount calculated as described in Section 4.01A.

      B. The ERISA Excess Retirement Benefit of an Employee retiring early as provided in this Section 4.02 shall be a monthly amount calculated as described in Section 4.01B.

      C. The amount of any Additional Retirement Benefit of an Employee shall be as defined in Section 2.04.

      D. The reduced age, Credited Service, and date specifications applicable to specific Special Early Retirement Programs are as follows:

           1. 1991 Program

              a. Minimum age:  53

              b. Minimum Credited Service:  10 years

              c. Eligibility date:  August 31, 1991

              d. Retirement date:  April 30, 1991 or, if later, the end of the month prior to September, 1991 when age and Credited Service requirements are first met (Retirements may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1991)

           2. 1992 Program

              a. Minimum age:  55

              b.   Minimum Credited Service:  7 years

              c. Eligibility date: December 31, 1992 (Must be actively at work during the March 1, 1992 to May 31, 1992 period)

              d. Retirement date: August 31, 1992 or as early as May 31, 1992 if age and Credited Service requirements are met or, in the case of an Employee who first meets the age and Credited Service requirements of the Program between September 1, 1992 and December 31, 1992, the end of the month the Employee first meets such requirements (Retirement may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1992)

           3. 1993 Program

              a. Minimum age:  54

              b. Minimum Credited Service: 10 years

              c. Eligibility date:  December 31, 1993

              d. Retirement date:  April 30, 1993 or, if later, the end of the month prior to January 1, 1994 when age and Credited Service requirements are first met (Retirements may occur at a later date as approved by the Corporation and agreed to by the Employee but not beyond December 31, 1993)

           4. 1994 Program

              a. Minimum age 54

              b. Minimum Credited Service:  10 years

              c. Eligibility Date:  December 31, 1994

              d. Retirement Date:   Not later than December 31, 1994 (Retirement
                 can not be earlier than September 15, 1994. However, incentives under the program are also applicable, effective January 1, 1995, to employees who retired under Section 4.03 of the plan between May 31, 1994 and July 31, 1994).

     Provided, however, that in the case of an Employee retiring under this
     Section 4.02 who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.02A shall not be made for any month during which he is so employed by any such competing firm prior to the first day of the month next following his 65th birthday.

     4.03 Except as otherwise provided in Section 4.15 below, an Employee who retires under the SERP, or for purposes of the Incentive Compensation
Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan at his option on or after his 55th birthday but before his 65th birthday and (a) who has not attained age 60 and whose combined years of age and years of Credited Service (to the nearest 1/12 in each case) shall total 85 or more, or (b) who has attained age 60 but not 65 and has 10 or more years of Credited Service, shall in any such case be entitled to receive under this Plan, commencing on the first day of the month next following the date of his retirement, retirement benefits equal to the excess of (i) the sum of (1) any Incentive

Compensation Retirement Benefit for which he may be eligible as provided in Section A, and (2) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Section B over (ii) Any Additional Retirement Benefit for which he may be eligible as provided in Section C subject to the provisions of Section D, below.

      A. The Incentive Compensation Retirement Benefit of an Employee retiring early as provided in this Section 4.03 shall be a monthly amount calculated as described in Section 4.01A.

      B. The ERISA Excess Retirement Benefit of an Employee retiring early as provided in this Section 4.03 shall be a monthly amount calculated as described in Section 4.01B.

      C. The amount of any Additional Retirement Benefit of an Employee shall be as defined in Section 2.04.

      D. The retirement benefits described above in Sections 4.03A and 4.03B shall be reduced by multiplying such benefits by a percentage as set forth in the following table:


                     Age When
                 Benefit Commences          Percentage*
                 -----------------          -----------
                        55                   57.9%
                        56                   63.5
                        57                   69.4
                        58                   75.2
                        59                   80.8
                        60                   86.7
                        61                   93.3


                        62                  100.0
                        63                  100.0
                        64                  100.0
                       ===                  =====




*  Prorated for intermediate ages computed to the nearest whole month

     Provided, however, that in the case of an Employee retiring under this
Section 4.03 who is employed or becomes employed by any company other than the Corporation, payment of his monthly retirement benefit provided under Section 4.03A shall not be made for any month during which he is so employed by any company other than the Corporation prior to the first day of the month next following his 65th birthday, unless the Committee approves such payment annually.

     4.04 Except as otherwise expressly provided in Section 4.15 below, an Employee who retires under the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Retirement Plan because of Permanent Total Disability with 10 years or more of Credited Service (i) on or after his 55th birthday but before his Normal Retirement Date or (ii) before his 55th birthday and who has been a participant for at least 10 years since he attained age 35, or (iii) before his 55th birthday and who has been a participant for five years but less than 10 years since he attained age 35, shall be entitled to receive under this Plan, retirement benefits equal to the excess of (i) the sum of (1) any Incentive Compensation Retirement Benefit for which he may be eligible as provided in Section A and (2) any ERISA Excess Retirement Benefit for which he may be eligible as provided in Section B below over (ii) any Additional Retirement Benefit for which he may be eligible as provided in Section C.

      A. The Incentive Compensation Retirement Benefits of an Employee retiring as provided in this Section 4.04 shall be a monthly amount calculated as described in Section 4.01A and

      B. The ERISA Excess Retirement Benefits of an Employee retiring as provided in this Section 4.04 shall be a monthly amount as calculated in
      Section 4.01B and such monthly retirement benefits shall commence on the first day of the month next following the date of his retirement, except that with respect to an Employee retiring as described in (iii) above in this Section 4.04, such monthly retirement benefits shall commence on the first day of the month immediately following the month in which he attains age 55.

      Provided, however, that in the case of an Employee retiring under this
      Section 4.04 who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.04A shall not be made for any month during which he is so employed by such competing firm prior to the first day of the month next following his 65th birthday.

      C. The amount of any Additional Retirement Benefit of an Employee shall be as defined in Section 2.04.

      4.05

      A. Except as otherwise provided in Section 4.15 below, an Employee who retires under an employment contract at the option of the Corporation or because of Permanent Total Disability on or after his 55th birthday but before his 65th birthday shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in Section 4.01A.

           Provided, however, that in the case of an Employee retiring under this Section 4.05A who is employed or becomes employed by any competing firm, as determined by the Committee, payment of his monthly retirement benefits provided under Section 4.05A shall not be made for any month during which he is so employed by any such competing firm prior to the first day of the month next following his 65th birthday.

      B. Except as otherwise provided in Section 4.15 below, an Employee who retires under an employment contract at his option on or after his 55th birthday but before his 65th birthday shall be entitled to receive under this Plan, commencing on the first day of the month next following his retirement date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in Section 4.01A, reduced by multiplying such benefits by a percentage as set forth in the following table:


                Age When
            Benefit Commences      Percentage*
            -----------------      -----------


                   55                  57.9
                   56                  63.5
                   57                  69.4
                   58                  75.2
                   59                  80.8
                   60                  86.7
                   61                  93.3
                   62                 100.0
                   63                 100.0
                   64                 100.0
                 ====              ========

      *Prorated for intermediate ages computed to the nearest whole month

      Provided, however, that in the case of an Employee retiring under this
Section 4.05B who is employed or becomes employed by any company other than the Corporation, payment of his monthly retirement benefit provided under Section 4.05B shall not be made for any month during which he is so employed by any company other than the Corporation prior to the first day of the month next following his 65th birthday, unless the Committee approves such payment annually.


      C. Except as otherwise provided in Section 4.15 below, an Employee who retires under an employment contract, and who on his retirement date has not attained age 55, shall be entitled to receive under this Plan, commencing on the first day of the month next following his Normal Retirement Date, an Incentive Compensation Retirement Benefit in a monthly amount calculated as described in Section 4.01 A.

      D. Notwithstanding any other contrary provision, each of the benefits described in Sections 4.05A, B, and C above shall be reduced by the amount of any Additional Retirement Benefit of an Employee.

      4.06 Except as otherwise provided in Section 4.15 below, an Employee whose employment terminates under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan otherwise than by death or retirement shall be entitled to receive under this Plan a deferred retirement benefit equal to the excess of (i) the sum of (1) any Incentive Compensation Retirement Benefit for which he is eligible as provided in Section A below, and (2) any ERISA Excess Retirement Benefit for which he is eligible as provided in Section B below over
(ii) any Additional Retirement Benefit for which he is eligible as provided in Section C below, subject to the provisions of Sections D and E below.

      A. If he has 5 years or more of Credited Service at the date his employment terminates and (i) his employment terminated other than because of discharge for cause or resignation to work for a competitor or (ii) his employment terminated because of discharge for cause, or resignation to work for a competitor and, in either case, the Committee approves vesting of the terminated Employee's accrued Incentive Compensation Retirement Benefit, he shall be entitled to receive Incentive Compensation Retirement Benefits in a monthly amount calculated as described in Section 4.01A. Any non-vested Incentive Compensation Retirement Benefits are forfeited.

           Notwithstanding the preceding provisions of this Subsection A.(a) all Incentive Compensation Retirement Benefits accrued as of December 31, 1993 shall be fully vested as of such date in respect to Band 96 and above employees who are actively at work and who have five or more years of Credited Service as of such date and (b) all Incentive Compensation Retirement Benefits accrued as of January 1, 1994 shall be fully vested as of such date in respect to employees below Band 96 who are actively at work and who have five or more years of Credited Service as of such date.

      B. The deferred age 65 ERISA Excess Retirement Benefit he shall be entitled to receive shall be a monthly amount equal to the excess of (i) the deferred retirement benefit calculated under the provisions of Section 4.06 of the SERP without regard to the benefit limitations contained in section 415(b)(1) and/or Section 415(e) of the Internal Revenue Code, as amended, over (ii) the deferred retirement benefit payable under SERP because of such limitation.

      C. The amount of any Additional Retirement Benefit of an Employee shall be as defined in Section 2.04.

      D. Any deferred retirement benefits under this Section 4.06 except as otherwise provided below in Subsection D, shall be a monthly pension commencing as of the first day of the first month after the Employee attains age 65 in the full unreduced amount for which he is eligible under this Section 4.06.

      E. Deferred retirement benefits paid to a terminated Employee may, if such Employee makes written application, begin prior to age 65 (but in no event earlier than the month the terminated Employee attains age 60) on a reduced Actuarial Equivalent basis but shall not be paid for any month prior to age 65 in which the terminated Employee is employed by any company other than the Corporation, unless the Committee approves such payment annually, or is employed by any competing firm, as determined by the Committee.

4.07

A. If a retired Employee who has commenced receiving retirement benefits under this Plan is reemployed on or after the effective date of the Plan he shall continue to receive during such reemployment the retirement benefits to which he is otherwise entitled (taking into account the provisions of Section 4.15 below), provided, however, that such reemployment shall not result in the accrual of any additional benefits under the Plan.

      B. If a former Employee eligible for a deferred retirement benefit under this Plan, who has not yet commenced receiving such benefit, is reemployed, then his eligibility therefore shall cease and the accrued retirement benefit, if any, he had at the date his employment terminated (taking into account the provisions of Section 4.15 below) shall be reinstated.

      C. If a former employee whose employment had terminated as a result of resignation or discharge is subsequently reemployed, the Committee may, at its discretion, reinstate all or apart of any Incentive Compensation Retirement Benefit that had been previously forfeited pursuant to provisions of Section 4.06 of this Plan.

      4.08 Except as otherwise provided in Section 4.15 below, a retired Employee who on the date of his retirement was an elected officer of Chrysler Corporation and who retired under Section 4.01, 4.02, 4.03, 4.04, or 4.05 of the SERP shall be entitled to receive under this Plan, commencing on January 1, 1986, a Post Retirement Supplemental Benefit which shall be a monthly amount equal to the excess of (i) the highest Basic Pension Rate in effect on January 1, 1986 under the Chrysler Pension Plan for employees who retired when the Employee retired over (ii) the highest Basic Pension Rate in effect under the Chrysler Pension Plan on the date the Employee retired, multiplied by the Employee's years of Credited Service.

      4.09 Except as otherwise expressly provided in Section 4.15 below, no Employee shall be entitled to retirement benefits under this Plan except as set forth in Sections 4.01, 4.02, 4.03, 4.04, 4.05, 4.08 and 4.12, of this Plan, and no Employee shall have any vested right under the Plan except such rights, if any, as may accrue to him under Section 4.06 or Section 4.12. At his Normal Retirement Date, he shall not be entitled to receive any retirement benefits payable to him pursuant to the terms hereof until his subsequent retirement.
At that time he shall be entitled to receive a monthly retirement benefit commencing on the first day of the month next following the date of his retirement in the amount computed as provided in Section 4.01 (but adjusted as provided in Section 4.15 below).

     4.10 Except as otherwise provided in Section 4.15 below, an Employee who performs any service after December 31, 1987 shall be entitled to have both his Salary and service taken into account for purposes of calculating his retirement benefit under this Plan, irrespective of whether such service occurs before or after the Employee's Normal Retirement Date.

     4.11 Except as otherwise provided in Section 4.15 below, a Special Incentive Compensation Benefit is payable, prior to retirement under the Salaried Employees' Retirement plan, to those entitled to a Special Leave of Absence benefit pursuant to the first paragraph of Section 1.01E who would, if they were retired, be entitled to an Incentive Compensation Retirement Benefit under this Article IV. The Special Incentive Compensation Benefit shall be calculated and paid in the same manner as the Incentive Compensation Retirement Benefit under this Article IV.

     4.12 Notwithstanding any other provisions hereof, upon the occurrence of a 'Change in Control' (as defined in Section 4.13), each Employee who has participated in the Plan with respect to the Incentive Compensation Retirement Benefit shall be vested in his accrued Incentive Compensation Retirement Benefit (reduced to reflect receipt by such Employee of an Additional Retirement Benefit and/or an Annuity and Supplemental Payment in respect of all or any portion thereof). If the employment of any such Employee by the Corporation is terminated by the Corporation without 'cause' (as defined below) within the two-year period immediately following a Change in Control, the Corporation shall pay such Employee, within ten (10) days of such termination, the Commuted Value of his adjusted Incentive Compensation Retirement

Benefit, calculated as described in Section 4.01A (and adjusted in accordance with Section 4.01C and 4.15) and as if payment of such monthly retirement benefit were to commence on the first day of the month next following the later of his termination date or the date he attains age 65. The Commuted Value shall be determined for this purpose by using the interest rate set forth in Appendix A to this Plan. Cause, for purposes of this Section 4.12, shall mean the willful engaging by the Employee in conduct which is demonstrably injurious to the Corporation, monetarily or otherwise.

     4.13 'Change in Control' shall mean a change in control of Chrysler Corporation, which shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

      A. Any Person (defined below) shall become the Beneficial Owner (defined below) of securities of Chrysler Corporation representing 20% or more of the combined voting power of Chrysler Corporation's then outstanding securities (unless the event causing the 20% threshold to be crossed is an acquisition of securities directly from Chrysler Corporation);

      B. During any period of two consecutive years beginning after June 7, 1990, individuals who at the beginning of such period constitute the Board of Directors of Chrysler Corporation and any new director (other than a director designated by a Person who has entered into an agreement with Chrysler Corporation to effect a transaction described in paragraph A, C or D of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

      C. The stockholders of Chrysler Corporation approve a merger or consolidation of Chrysler Corporation (other than a merger or consolidation which would result in the voting securities of Chrysler Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of Chrysler Corporation or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of Chrysler Corporation or such surviving entity of any subsidiary of Chrysler Corporation or such surviving entity, at least 80% of the combined voting power of the securities of Chrysler Corporation or such surviving entity outstanding immediately after such merger or consolidation); or

      D. The stockholders of Chrysler Corporation approve a plan of complete liquidation or dissolution of Chrysler Corporation or an agreement for the sale or disposition by Chrysler Corporation of all or substantially all of Chrysler Corporation's assets.

            The following terms, as used in this Change in Control definition, shall have the meanings stated below:

           "Beneficial Owner", with respect to any securities, means any Person who, directly or indirectly, has the right to vote or dispose of such securities or otherwise has "Beneficial Ownership" of such securities (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act')), pursuant to any agreement, arrangement or understanding (whether or not in writing); provided however, that (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder, in either case described in clause (x) or clause
      (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

           "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act, as supplemented by Section 13(d)(3) of the Exchange Act, provided, however, that

      Person shall not include (i) Chrysler Corporation, any subsidiary of Chrysler Corporation or any other Person controlled by Chrysler Corporation, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of Chrysler Corporation or any subsidiary of Chrysler Corporation, or (iii) a corporation owned, directly or indirectly, by the stockholders of Chrysler Corporation in substantially the same proportions as their ownership of securities of Chrysler Corporation.

      4.14 Notwithstanding any other provision of this Article IV or of this Plan, a Salaried Employee who retires prior to age 55 pursuant to provisions of the Chrysler Canada, Ltd. Salaried Employees' Retirement Plan, shall be considered an employment termination rather than a retirement for purposes of determining the nature, amount, and timing of any benefits to which he may be entitled under this Plan.

      4.15 A. Notwithstanding anything else contained in the Plan to the contrary, the Corporation may at any time, and from time to time, substitute an individual annuity contract or an interest in a group annuity contract meeting the terms and conditions of this Section 4.15 (an "Annuity") for all or any portion of the benefits of any Employee, any class of Employees or all Employees accrued under this Article IV as of a date (the "Calculation Date") determined by the committee of the Board then responsible for the compensation of officers of the Corporation (the "Board Committee") in its sole discretion. The amount payable in respect of any Employee under such Annuity shall (i) be based on the Employee's service completed and compensation earned through the Calculation

Date or such earlier date as may be specified by the Board Committee (the "Applicable Service and Compensation") and (ii) be, on a net after tax basis (as determined pursuant to this Section 4.15), substantially the same amount that he or she would have received under Article IV hereof, based on the Applicable Service and Compensation. For purposes of the immediately preceding sentence, the amount payable to the Employee on a net after tax basis shall be determined assuming that (i) all amounts that would have been payable under Article IV would have been taxable at the Tax Rate, (ii) all taxable income received by the Employee from the Annuity (i.e., all amounts in excess of the Employee's return of basis, as determined by applying the exclusion ratio determined under Section 72 of the Internal Revenue Code (or any successor section thereon)) is taxable at the Adjusted Tax Rate, and (iii) for purposes of determining the effect of any state, local or foreign tax, at the time the Employee would receive any retirement income, whether under Article IV hereof or pursuant to the terms of the Annuity, such Employee will be deemed to reside in the same jurisdiction as it used to determine the Tax Rate for such Employee. The remaining terms and conditions applicable to such Annuity, or the receipt thereof, shall be determined by the Committee and communicated by the Corporation to the Employee at such time and in such manner as the Committee shall determine, but subject to any disclosure requirements under applicable law.

B. Except as otherwise provided in this Section 4.15 or as required under applicable law, the retirement income payable pursuant to an Annuity shall be payable on substantially the same terms and conditions as set forth in Article VI as in effect on the corresponding Calculation Date.

C. Notwithstanding the purchase of any Annuity pursuant to Section 4.15A, unless the Committee otherwise determines, the death benefits described in
Article V hereof shall continue to be provided pursuant to any such Annuity. Nothing in the Section 4.15C shall be construed to obligate the Corporation, following the purchase of an Annuity, to pay under this Plan any survivor benefits payable under Article VI with respect to the Applicable Service and Compensation used to calculate the benefits payable under such an Annuity.

D. Notwithstanding the provisions of Article VI, no Annuity shall permit an Employee to surrender such Annuity and receive a lump sum payment equal to the cash value of the Annuity, provided, however, that the Board Committee (or its delegate) may offer to any or every Employee the opportunity to receive, in lieu of an Annuity, a lump sum distribution equal to the present value of such Employee's retirement benefits accrued as of the applicable Calculation Date under Article IV, or under Section 1.01C (Post Retirement Supplemental Benefit) or Section 1.01D (American Motors Supplemental Pension Plan Benefit)of
Article I, determined on a basis and using such assumptions as the Board Committee (or its delegate) shall determine.

E. If the Board Committee elects to distribute retirement benefits in the form of an Annuity to, or permit a lump sum option to be exercised by, any Employee or class of Employees pursuant to this Section 4.15, the Board Committee shall not be obligated or otherwise required to provide an Annuity or a lump sum to each

Employee or to all similarly situated Employees. Moreover, the distribution of an Annuity or lump sum with respect to accrued benefits on one or more occasions shall not obligate the Corporation to make such a distribution with respect to benefits accrued thereafter. To the extent an Employee does not receive retirement benefits in the form of an Annuity or a lump sum pursuant to this Section 4.15, the retirement benefits for such Employee shall continue to be determined in accordance with the terms of the Plan other than this Section 4.15.

F. Subject to the conditions of this Section 4.15, if the Board Committee determines that, in lieu of a distribution of retirement benefits accrued under
Article IV thereof, an Employee shall receive an Annuity pursuant to this
Section 4.15, it shall also direct the Corporation to make a supplemental payment, which may be provided under the Plan, to each such Employee in an amount equal to the amount of the applicable income and employment taxes, if any, payable in respect of the distribution of the Annuity, calculated assuming that an employee pays such taxes at the Tax Rate (the "Supplemental Payment"). In no event shall a Supplemental Payment be made to any Employee who received a lump sum payment in lieu of an Annuity pursuant to Section 4.15D hereof.
Payment of an Annuity and a Supplemental Payment, shall be in lieu of, and in full and complete substitution for the Employee's rights hereunder (other than with respect to the death benefits described in Article V) in respect of all benefits accrued under Article IV as of the corresponding Calculation Date as to which the Annuity pertains. Any Employee who, after receiving a Supplemental Payment pursuant to this Section 4.15F, objects to the distribution of the Annuity or asserts a claim against the Corporation by reason of his or her participation in the Plan for any retirement benefits or any other amounts in respect of the Applicable Service and Compensation used in calculating the amount of such Annuity shall be obligated to return to the Corporation the amount of such Supplemental Payment, plus interest thereon, compounded annually at 120% of the long-term "Applicable Federal Rate" (as defined in Section 1274(d) of the Internal Revenue Code) in effect on the date such Supplemental payment was made.

ARTICLE V.  DEATH BENEFITS

     5.01 If a former Employee dies (a) on or after the date of his retirement under the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan in the case of a former Employee who retired under any of such plans, or
(b) on or after the date his employment terminated, in the case of a former Employee whose employment terminated otherwise than by retirement under the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan, and who was eligible for a deferred retirement benefit under Section 4.06 at the time of such termination, and if in either such case no election under Section 6.04 was in effect for such former Employee at the time of his death, then in any such case the Beneficiary of any such former Employee shall be entitled to receive under this Plan (i) any Incentive Compensation Death Benefit for which he was eligible as a former Employee as provided in Subsection A below, (ii) any ERISA Excess Death Benefits for which he was eligible as provided in

Subsection B below, and (iii) any Modified Special Early Retirement Program Death Benefit, for which he was eligible as provided in Subsection C below.

         A. The Incentive Compensation Death Benefit of such a former Employee shall be:

            1. If at the time of his death the former Employee was receiving an Incentive Compensation Retirement Benefit (whether due to retirement or termination of employment) or if commencement of receipt of an Incentive Compensation Retirement Benefit was deferred as provided in Section 6.03, an amount equal to the Commuted Value of any unpaid guaranteed payments of the Incentive Compensation Retirement Benefit.

         B. The ERISA Excess Death Benefit of such a former Employee shall be:

            1. If at the time of his death he was receiving an ERISA Excess Retirement Benefit (whether due to retirement or termination of employment) or if commencement of receipt of an ERISA Excess Retirement Benefit was deferred as provided in
                 Section 6.03, an amount equal to the Commuted Value of any unpaid guaranteed payments of the ERISA Excess Retirement Benefit.

            2.   If he was entitled to an ERISA Excess Retirement
                 Benefit under Section 4.06B and if he dies prior to the date payment of such ERISA Excess Retirement Benefit commences, and

                  a.   If such ERISA Excess Retirement
                       Benefit includes a monthly amount of contributory retirement benefit as provided for under the provisions of either or both of Section(s) 4.06A of the SERP, or 1.01B of this Plan, his ERISA Excess Death Benefit based on such contributory retirement benefit shall be in an amount equal to 100 times the amount of such monthly benefit, and

                  b. If such ERISA Excess Retirement Benefit includes a monthly amount of the SERP non-contributory retirement benefit calculated under the provisions of Section 4.06B of the SERP, his ERISA Excess Death Benefit based on such non-contributory retirement benefit shall be in an amount equal to the Commuted Value of the 120 monthly payments of such benefit that he would have received under the Plan had he elected to receive immediate payment of benefits commencing on the date immediately preceding the date of his death.

      C. The Modified Special Early Retirement Program Death Benefit of such a former Employee shall be:

            1. An amount equal to the Commuted Value of the remainder of 120 guaranteed monthly payments for the contributory and non-contributory Supplementary

                 Minimum Benefit to which the Employee is entitled pursuant to
                 Section 1.01E of this Plan and/or

            2. An amount equal to the Commuted Value of the remainder of 120 guaranteed monthly payments for the contributory and non-contributory Special Leave of Absence Benefit (excluding, however, monthly payments under the Pension Plan which shall not be guaranteed) to which the Employee is entitled pursuant to Section 1.01E of this Plan.

     5.02 If an Employee dies while participating in the SERP, or for purposes of the Incentive Compensation Retirement Benefits also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan and after his Normal Retirement Date and if he is not deemed to have made the election provided in Section 6.05, his Beneficiary shall be entitled to receive the sum of (i) any Incentive Compensation Death Benefit for which the Employee was eligible as provided in Subsection A and (ii) any ERISA Excess Death Benefit for which the Employee was eligible as provided in Subsection B below.

      A. The Incentive Compensation Death Benefit of such an Employee shall be an amount equal to the Commuted Value of 120 monthly payments of the monthly Incentive Compensation Retirement Benefit which would have been payable to the Employee if he had retired under the Plan on the date of his death.

      B. The ERISA Excess Death Benefit of such an Employee shall be an amount equal to the Commuted Value of 120 monthly payments of the monthly ERISA Excess Retirement Benefit that he would have received under the Plan had he retired on the date of his death.

      5.03 If an Employee dies while participating in the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan and on or prior to his Normal Retirement Date, his Beneficiary shall be entitled to receive the sum of (i) any Incentive Compensation Death Benefit for which the Employee was eligible at the time of his death as provided in Subsection A and (ii) any ERISA Excess Death Benefit for which the Employee was eligible as provided in Subsection B below.

      A. The Incentive Compensation Death Benefit of such an Employee shall be an amount equal to the Actuarial Equivalent of his accrued age 65 monthly Incentive Compensation Retirement Benefit.

      B. The ERISA Excess Death Benefit of such an Employee shall be an amount equal to the excess of (i) the death benefit calculated under the SERP without regard to the benefit and compensation limitations set forth in that plan or imposed under Section 415 or Sub-paragraph 401(a)(17) of the Internal Revenue Code over (ii) the death benefit payable under the SERP because of such ERISA limitations. Any death benefit payable under this Plan shall be computed based on any contributions under Section VII of this Plan.

ARTICLE VI.  PAYMENT OF BENEFITS

     6.01 An Employee desiring to retire and receive a retirement benefit under the Plan or a terminated Employee desiring to apply for a deferred retirement benefit under the Plan shall, in either such case, obtain a form of application for that purpose and shall file his written application with the Committee, furnishing the information the Committee shall request together with documentary evidence in support of the same, satisfactory to the Committee, and any authority in writing that the Committee may request authorizing it to obtain pertinent information or records, certificates or transcripts from any public office.

     6.02 A Retirement benefit, except as provided under Section 6.10 of the Plan, shall be paid in monthly installments. The first installment shall be payable on the first day of the month following the actual retirement of an Employee retiring from the employ of the Corporation or of a Non-Participating Subsidiary or, in the case of an Employee whose employment terminates otherwise than by retirement, on the first day of the first month after the Employee attains age 65. Subsequent installments of the retirement benefit shall be payable on the first day of each month thereafter during the lifetime of the retired or former Employee, and the standard form of payment of the retirement benefit shall be for the lifetime of the retired or former Employee with a guarantee of 120 monthly payments, except for the Post Retirement Supplemental Benefit described in Section 4.05., for which the standard form of payment shall be monthly payments during the lifetime of the former Employee without any guaranteed number of payments.

     6.03 Anything to the contrary in this Plan notwithstanding, monthly retirement benefit payments under the Plan shall not commence until the first day of the month following the ceasing of any sickness or accident benefits (including payments under the Disability Absence Plan of the Corporation, disability benefits under the Salary Continuation Plan of the Corporation, and payments or benefits of like purpose or kind under any similar plan of the Corporation or of a Non-Participating Subsidiary in effect at the time) toward which the Corporation or a Non-Participating Subsidiary contributes by payment of premiums, taxes or otherwise; provided, however, that commencement of a monthly retirement benefit shall not be deferred by reason of receipt of (a) a Permanent Total Disability Benefit under any pension plan or group life insurance policy of the Corporation or of a Non-Participating Subsidiary, or
(b) a disability benefit under the Federal Social Security Act, or (c) a benefit under the Long Term Disability Plan or the Extended Disability Plan of the Corporation or a benefit or payment of like purpose or kind under any similar plan of the Corporation or of a Non-Participating Subsidiary at the time in effect.

     6.04 In lieu of payment of a retirement benefit in the standard form as described in Section 6.02 and lieu of payment of a death benefit as described in Article V, payment of all such benefits shall be made in the form of a surviving spouse option, as provided in Subsection A below, to an Employee who retires and who is entitled to a retirement benefit. The Employee or former Employee shall automatically be deemed to have elected the form of surviving spouse option provided in Subsection A below (sometimes called "Qualifying Option" in this Article VI) except where otherwise provided in such Subsection A. The surviving spouse option in the form provided below shall be applicable only with respect to an Employee or former Employee who is married on the date such election is deemed to have been made.

      A. The retirement benefit under the Qualifying Option for an Employee or former Employee who automatically elects it, as hereinabove provided, shall consist of reduced monthly payments after the effective date of his election during his lifetime with a guarantee of 120 monthly payments, with provision that if his death occurs on or after the effective date of his election and if the person who was his spouse at the date of his retirement (or in the case of a former Employee entitled to a deferred retirement benefit under Section 4.06, on the date he files his application) is living at the last to occur of his death or the expiration of such 120-month period, benefits in the amount specified below shall be payable monthly to such surviving spouse during her remaining lifetime. Notwithstanding anything to the contrary in this Subsection A, the above provisions relating to a guarantee of 120 monthly payments do not apply to the Post Retirement Supplemental Benefit. The Qualifying Option shall automatically apply, in respect to the Post Retirement Supplemental Benefit, to the extent payable by the Corporation from its general assets, in respect to employees or former employees who have the Qualifying Option under the Chrysler Salaried Employees' Retirement Plan pursuant to Section 6.05 of that plan. Those participants in this Plan who do not have the Qualifying Option under the Chrysler Salaried Employees' Retirement Plan may elect to receive Post Retirement Supplemental Benefit payments payable until the death of both the Employee or former Employee and his spouse but such election shall not be automatic.

            1. The reduced monthly payment of a retirement benefit payable to the Employee or former Employee whose age does not differ from that of his spouse by more than 5 years shall be an amount equal to the monthly payment that would have been payable to him in the standard form, reduced by an amount equal to 5% of the amount of the retirement benefits that would be payable to him in the standard form at his Normal Retirement Date if he had elected the standard form of payment. If the age of the spouse is less than the age of such Employee or former Employee, the percentage shall be 5% increased by 1/2 of 1% for each year in excess of 5 years that the age of the spouse is less than the age of the Employee or former Employee. If the age of the spouse is greater than the age of the Employee or former Employee, the percentage shall be 5% decreased by 1/2 of 1% for each year in excess of 5 years that the age of the spouse exceeds the age of the Employee or former Employee (but not less than 0%). For this purpose, the ages of the Employee or former Employee and his spouse shall each be the age at his or her last birthday prior to the effective date of election as provided in Subsection B below. The reductions provided in this paragraph shall be made in all monthly payments paid to the Employee or former Employee on or after the date on which his election becomes effective, except as otherwise provided below in Subsections E and F of this
                 Section 6.04.

              2. The benefits payable to the surviving spouse, if the death of the Employee or former Employee occurs on or after the effective date of his election (or in the case of a former Employee entitled to a deferred retirement benefit under
                 Section 4.06, on or after the date he files his application) and the person who was his spouse is living at the last to occur of his death or the expiration of the 120 guaranteed monthly payments, shall be monthly payments equal to 60% of the reduced monthly payments determined as provided in paragraph 1 above.

                       Notwithstanding anything to the contrary in this
                  Subsection 2, any monthly amount payable to a surviving spouse which is calculated on the basis of the Post Retirement Supplemental Benefit under the provisions of
                  Section 4.05 shall commence on the first day of the month following the month in which the Employee died and terminate with the last monthly payment before her death.

      B. An election of the surviving spouse option that is deemed to have been made as provided in Subsection A above, shall be deemed to have been made at the time the Employee or former Employee files his application for a retirement benefit or a deferred retirement benefit, and the effective date of the election shall be the date payment of the retirement benefit commences, except that, in the case of an Employee or former Employee who is married when his election would otherwise become effective, but whose marriage at that date has been continuously in effect for less than one year, the effective date of his election shall be the first day of the month following the month in which such marriage has been continuously in effect for one year. However, in the case of an Employee or former Employee who marries during the twelve month period immediately preceding the date payment of a retirement benefit commences and has been married to that spouse for at least one year ending on the date of the Employee's or former Employee's death, he shall be deemed to have been married for one year ending on the date payment of his retirement benefit commenced.

      C. If an Employee or former Employee is deemed to have made the election provided above in Subsection A of this Section 6.04 and if his spouse dies or should otherwise cease to be his spouse after he has made such election but before the effective date of such election, the election shall be revoked automatically. The election shall be irrevocable on or after the effective date of the election if the Employee or former Employee and his designated spouse are both living on such date except as otherwise provided below in Subsections E and F of this
      Section 6.04. If such designated spouse dies or should otherwise cease to be the spouse of the Employee or former Employee after the effective date of the election and during his lifetime, the reduced monthly payments payable to him shall not be affected, except as otherwise provided below in Subsections E and F of this Section 6.04.

      D. Upon the request of the Committee an Employee or former Employee deemed to have made the election provided in Subsection A of this Section
      6.04 must produce an official marriage certificate or other evidence of his marriage to his spouse satisfactory to the Committee.

      E. An Employee or former Employee who is deemed to have made the election provided above in Subsection A of this Section 6.04 and whose designated spouse predeceases him may have his monthly payments restored to the amount payable without reduction for such election, and shall become eligible for all death benefits as provided in Article V, effective the first day of the month following the month in which the Committee receives evidence satisfactory to it of the spouse's death.

      F. If an Employee or former Employee is deemed to have made the election provided above in Subsection A of this Section 6.04 and if the Employee or former Employee and his spouse are divorced by court decree or judgment, such Employee or former Employee is deemed to have canceled such election and will have his monthly payments restored to the amount payable without reduction for such election and shall become eligible for death benefits as provided in Article V, effective the first day of the third month following the month in which the Committee receives such Employee's or former Employee's written revocation of the election because of divorce, on a form approved by the Committee, and accompanied by evidence satisfactory to the Committee of a final decree or judgment of divorce.

      G. A retired Employee who (i) was deemed to have made the election provided above in Subsection A of this Section 6.04 and whose designated spouse dies or otherwise ceases to be his designated spouse or (ii) was not married on the date provided for such election in Subsection B of this Section 6.04, and who marries or remarries shall automatically be deemed to have reelected the form of surviving spouse option provided above in Subsection A of this Section 6.04. Such election shall become effective on the first day of the month following the month in which the retired Employee has been married one year.

      6.05 Every Employee for whom Section 6.04 is inapplicable may designate a Beneficiary to receive payments in the event of his death by filing with the Committee a designation in writing signed by him in such form as the Committee shall prescribe, and may change or revoke the designation from time to time and at any time by filing with the Committee a new designation; provided, however, that an Employee shall be deemed to have designated as his Beneficiary the beneficiary designated in the SERP, or for purposes of the Incentive Compensation Retirement Benefit also under the Chrysler Canada Ltd. Salaried Employees' Retirement Plan, unless the Participant specifically designates another Beneficiary.

     6.06 Any death benefit provided in Article V with respect to an Employee for whom there is in effect no election as provided in Section 6.04 shall be paid in a lump sum.

     6.07 No benefit or right to payment under this Plan shall be subject to any claim of any creditor of any Employee, Beneficiary or surviving spouse of a deceased Employee or former Employee and shall not be subject to attachment or garnishment or other legal process by any creditor, nor shall any Employee, former Employee, Beneficiary or surviving spouse have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits under this Plan.

     6.08 In the event of the death of a person entitled to any benefit under the Plan, or in the event that the Committee shall find that any such person is unable to care for his affairs because of illness or accident, the Committee may cause any benefit payments due, unless claim shall have been made therefor by a duly appointed legal representative, to be paid to the spouse, a child, a parent or other blood relative, or to any person deemed by the Committee to have incurred expense for such person, and any such payments so made shall be a complete discharge of the liabilities of the Plan therefor. In the event that, at the time a benefit becomes payable to any persons under the Plan, the Committee after reasonably diligent search is unable, within six years from the time the benefit is payable, to find the person to whom the benefit is payable, then the benefit shall be treated as a forfeiture and all right, title, and interest of the person therein and thereto shall terminate.

     6.09 Notwithstanding anything to the contrary herein, the Committee shall pay the Actuarial Equivalent of any amount(s) payable under this Plan to a participant or Beneficiary before such amount(s) would otherwise be paid (and in discharge of all obligations with respect thereto) if, based on any of the following events, the Committee determines, in good faith based on consultation with counsel, that such participant or Beneficiary has or will recognize income for federal income tax purposes with respect to such amount(s) before such amount(s) are otherwise to be paid:

      A. a change in the Internal Revenue Code or Title 1 of ERISA, or the Treasury or Department of Labor Regulations thereunder, respectively, or a binding or predominant judicial construction thereof,

      B. a published ruling or similar announcement issued by the Internal Revenue Service or the Department of Labor,

      C. a decision by a court of competent jurisdiction involving a participant in the Plan, a Beneficiary of the Plan, the Corporation, or any entity involved in making payments under the Plan, or

      D. a final determination of tax liability following a contested tax or ERISA dispute or audit (or a closing agreement made under section 7121 of the Internal Revenue Code) that involves a participant in the Plan, a Beneficiary of the Plan, the Corporation, or any entity involved in making payments under the Plan.

      6.10

      A. An employee eligible to receive an Incentive Compensation Retirement Benefit under Article IV of the Plan may elect to receive such benefit in a lump sum payment. Such lump sum payment shall be equal to the lesser of (a) an amount equal to 80% of the cost of a typical commercial insurance policy equivalent in value to the Plan's 10 years certain and life standard form of payment or (b) an amount calculated based on the Plan's cost/funding assumptions, except that a 10% interest rate shall be used. An election to receive an immediate lump sum payment may be made at retirement. If such election is not made at retirement, a subsequent election may be made subject to a waiting period of one year. Eligible recipients of Incentive Compensation Retirement benefits who retired prior to January 1, 1994 shall be provided a one time 90 day window election period, as determined by the Corporation, to make a lump sum payment election without a one year waiting period. The value of the lump sum payment will be determined based on the remaining value of the Plan's 10 years certain and life normal provision.

      B. A terminated employee eligible to receive a deferred Incentive Compensation Retirement Benefit under Section 4.06 of the Plan may elect to receive such benefit in a lump sum payment subject to Committee approval. Such lump sum payments, however, may not be elected prior to age 65. In addition, if such lump sum payment election is made later than age 65, it is subject to a waiting period of one year. If benefits have commenced prior to the lump sum payment, the value of the lump sum payment will be determined based on the remaining value of the Plan's 10 years certain and life normal provision, assuming the terminated employee had elected such normal provision when his benefits commenced.

ARTICLE VII.  CONTRIBUTIONS

     7.01 Employee contributions shall be permitted under this Plan solely for the purpose of providing an ERISA Excess Retirement Contributory Benefit pursuant to Section 1.01B of this Plan and an ERISA Excess Death Benefit pursuant to Paragraph 5.01B.2.a of this Plan.

     7.02 Employee contributions under this Plan shall be voluntary and shall be permitted in the amount and to the extent they would have been permitted under the Salaried Employees' Retirement Plan ("SERP") had they not been curtailed by limitations imposed by Sub-paragraph 401(a)(17) of the Internal Revenue Code, as amended, as embodied in Subsection 4.01C of SERP.

ARTICLE VIII.  PLAN ADMINISTRATION

     8.01 The Committee shall have exclusive authority to control and manage the operation and administration of this Plan except as specifically set forth in Section 4.15 and in Section 8.04 below.

     8.02 The Committee may make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan. The Committee shall have discretionary authority to construe and interpret the Plan and decide all questions of eligibility, benefit settlement and payment. It may correct any defect or supply any omission or reconcile any inconsistency in such manner and to such extent as it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. In addition the

Committee, or such person or persons it shall designate for that purpose as provided in Section 8.03, shall maintain the following claim review procedure:

      A. Claim Review Procedure. (a) If any former Employee or any Beneficiary has not received a benefit under the Plan to which he thinks he is entitled, he or his authorized representative, within 180 days after the event that he thinks entitled him to the benefit, may file with the Committee a written claim for the benefit, in any form reasonably calculated to bring the nature of his claim to the attention of the Committee. If the claim is wholly or partially denied, the Committee within 180 days of its receipt of the claim, shall give to the claimant written notice of the denial, setting forth in a manner calculated to be understood by the claimant the specific reason or reasons for the denial. A claimant whose claim to benefits under the Plan has been wholly or partially denied, or his authorized representative, may request a review of his claim by the Committee by making written application for review to the Committee within 90 days after the claimant's receipt of written notification of denial of his Claim. In connection with the review, the claimant or his authorized representative may submit issues and comments in writing. Not later than 90 days after the receipt by the Committee of the claimant's request for review, the Committee shall give its decision in writing, setting forth the specific reasons for the decision, written in a manner calculated to be understood by the claimant. Subject to any rights to remedies accorded by applicable law, the final decision of the

     Committee shall be conclusive and binding upon the Corporation, the claimant and all other persons interested in the claim.

B. The Committee shall also make arrangements for authorizing the payment of benefits to retired Employees, former Employees, surviving spouses and Beneficiaries entitled thereto. The payment of such benefits shall commence as of the first day of the first calendar month beginning after the date which is 90 days following the Committee's decision in 8.02 A.

     8.03 The Committee may appoint a secretary and one or more assistant secretaries and such other agents and representatives as it may deem advisable, who may but need not be Employees otherwise covered by this Plan, to keep its records or assist it in doing any other acts or things, and any such appointment shall be deemed a designation.

      8.04

      A. In the performance of its duties under this Plan the Committee may act by a majority of its members then in office and any action expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute action of such Committee and shall have the same effect for all purposes as if assented to by all of the members of such Committee then in office.

      B. Any action which this Plan authorizes or requires the Committee to do shall, if done in good faith by such committee, be final and binding upon Employees, retired Employees, former Employees, surviving spouses, Beneficiaries, and the Corporation. The fact that any member of either such

      Committee is an Employee, officer, director or stockholder of Chrysler
      Corporation or is covered by this Plan shall not disqualify him   from
      doing any act or thing which this Plan authorizes or requires him to do as a member of such Committee or render him accountable for any benefit received by him as an Employee covered by this Plan. No Committee member shall participate in any decision of the Committee that would directly and specifically affect the timing or amount of his benefits under the Plan.

      C. The members of the Committee shall discharge their duties under the Plan solely in the interest of the Employees and their Beneficiaries and
      (i) for the exclusive purpose of providing benefits to such Employees and their Beneficiaries and defraying reasonable expenses of administering the Plan (ii) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (iii) in accordance with the provisions of the Plan, as the same may be from time to time amended.

      D. The Committee and the members of the Committee shall be entitled to rely upon all information certified to it by the Corporation, all certificates and reports furnished by the Actuary or by any qualified public accountant and all opinions given by any duly appointed legal counsel (who may be also counsel for Chrysler Corporation); and neither the Committee nor any member of the Committee shall be deemed imprudent in respect of any action taken or permitted by them in good faith in reliance upon any such certificates, reports or opinions. Except to the extent otherwise provided by law neither the Committee nor any of the members of the Committee shall be liable to the Corporation or to any Employee or to any Beneficiary on account of any act done or omitted or determination made by the Committee acting in good faith in the performance of its duties under the Plan, nor for any act done or omitted by any agent or representative of the Committee selected by such Committee with reasonable care, nor shall any member of the Committee be liable to any person for any act done or omitted by any other member of the Committee in which he did not concur. The Corporation agrees, to the extent permitted by law, to indemnify and hold the Committee and each of the members of the Committee harmless from and against any liability it or they may incur in connection with the Plan, unless arising from their own negligent or willful breach of their fiduciary responsibility as set forth in subsection C of this section.

      E. Any act that the Plan authorizes or requires the Committee to do, or any determination in good faith by the Committee of any matter or question under the Plan shall, in any such case, be final and binding upon any Employee, retired Employee, former Employee, surviving spouse or Beneficiary.

      F. All expenses of the Committee in the performance of its duties under this Plan shall be payable by the Corporation.

      8.05 The Corporation, as long as the Plan remains in effect, shall pay or cause to be paid the benefits provided by the Plan and the incurred costs and expenses of the Plan.

ARTICLE IX.  AMENDMENT, TERMINATION

     9.01 The Board of Directors of Chrysler Corporation shall have the right to amend the Plan at any time and from time to time, to any extent that it may deem advisable, except that no such amendment shall adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan.

     9.02 The Committee shall have the right to amend this Plan at any time and from time to time, to any extent that it may deem advisable, except that no such amendment shall

      A. adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan; or

      B. change the benefit formula for determining the amount of retirement or death benefits provided under the Plan unless approved by the Board of Directors of Chrysler Corporation. (The Committee shall, however, have full authority to approve amendments that provide additional benefit incentives under special early retirement programs and, except as limited by the first sentence of this Section 9.02B, to approve basic design and administrative amendments that affect retirement eligibility and the amount of benefits);

      C. decrease the age or length of service that employees are required to have under the Plan in order to be eligible for benefits upon early retirement or termination of employment (notwithstanding the preceding sentence, however, the Committee shall have specific authority to establish reduced age or service requirements pursuant to special early retirement programs designed to achieve work force reductions provided, however, that (i) special early retirement offers for officers and other Board roll employees must be approved in advance by the Management Resources Committee and (ii) special early retirement programs that lower the age of retirement below 50 or the number of years of Credited Service below seven must be approved by the Board of Directors of Chrysler Corporation);

      D. permit the termination of this Plan other than by the authority of the Board of Directors of Chrysler Corporation; or

      E. alter the provisions of Article VIII or of this Article IX; or

      F. alter the provisions of Section 4.15.

      9.03 Any amendment to this Plan shall be set out in an instrument in writing executed on behalf of Chrysler Corporation under its corporate seal by the President or a Vice President or the Treasurer and by the Secretary or an Assistant Secretary, and authorized by a resolution of the Committee or of the Board of Directors.

      9.04 Chrysler Corporation by action of its Board may direct the Committee to terminate the Plan in whole or in part at any time. In the case of complete or partial termination of the Plan, no further benefits shall be accrued under the affected portions of the Plan with respect to affected Employees, and benefits theretofore accrued shall be paid in accordance with the provisions of Articles IV through VI of the Plan. Except with the consent of the Employee, no such termination of the Plan shall adversely affect the rights of any Employee with respect to retirement benefits theretofore accrued under the Plan.

     9.05 Notwithstanding any other provisions hereof, during the two-year period beginning on the date of a Change in Control, the Plan shall not be terminated (whether in whole or in part) and the Plan shall not be amended in any way which detrimentally affects the right of any Employee (i) to participate in the Plan, (ii) to accrue, or to continue to accrue, supplemental retirement benefits under the Plan, or (iii) to vest in any such supplemental retirement benefits.

ARTICLE X.  GENERAL

     10.01 This Plan is purely voluntary on the part of the Corporation. Neither the establishment of this Plan nor the payment of any benefit shall be construed as giving any Employee or any other person any legal or equitable right against the Corporation or the Committee, unless the same shall be expressly provided for in this Plan or conferred by affirmative action of the Committee or the Corporation in accordance with the terms and provisions of the Plan, or as giving any Employee the right to be retained in the service of the Corporation, and all Employees shall remain subject to discharge to the same extent as if this Plan had never been established.

     10.02 The validity and construction of this Plan shall be determined according to the laws of the United States and of the State of Michigan.

     10.03 Titles of articles are for general information only and this Plan is not to be construed by reference thereto.

     10.04 In all cases where they would so apply, words used in the masculine or feminine shall be construed to include the

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

opposite gender, and words used in the singular shall be construed to include the plural.

     10.05 In case any provisions of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

     10.06 Any payment or distribution to any Employee, retired Employee, former Employee, Beneficiary, or surviving spouse in accordance with the provisions of this Plan shall be in full satisfaction of all claims against the Committee and the Corporation.

     10.07 No liability shall attach to or be incurred by members of the Committee, stockholders, officers or directors, as such, of the Corporation, under or by reason of any of the provisions of this Plan or implied therefrom, and all liability of every kind and nature and all rights and claims against the Corporation and every member of the Committee, any stockholder, officer or director, past, present or future, as such, whether arising in common law or in equity or created by statute or constitution or otherwise are hereby expressly waived and released as a condition of and part of the consideration for the contributions of the Corporation under this Plan. Each Employee, retired Employee, former Employee, surviving spouse, or Beneficiary, as a condition of receiving any benefits under the Plan, shall be conclusively deemed for all purposes to have assented to the Plan and shall be bound hereby with the same force and effect as if he had executed a consent to all the terms and provisions of the Plan.

     10.08 The Corporation shall not be required to segregate any assets which may at any time be represented as compensation reduction amounts, accrued benefits or earnings credited to a participant. The Corporation shall not, by any provisions of this Plan, be deemed to be a trustee of any property, and the liabilities of the Corporation to any participant shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation.

     10.09 The Committee is authorized to satisfy all requirements for tax withholding on distributions under the Plan, through a deduction from the participant's benefit payment, excluding any tax imposed on the employer.

ARTICLE XI.  SPECIAL PROVISIONS APPLICABLE TO DESIGNATED PARTICIPANTS

     11.01 Additional years of Credited Service shall be granted in respect of any individual listed below, for all purposes under the Plan, including, without limitation, determining the individual's (i) total retirement benefits under Chrysler pension plans and (ii) right to vest in the benefits, and to be eligible for any early retirement or other benefits based on Credited Service, provided under this Plan.

     The total amount of additional Chrysler pension benefits attributable to such additional years of Credited Service shall be paid under the ERISA Excess Retirement Benefit part of this plan described in Section 1.01B. Individuals eligible for such additional years of Credited Service and the amount of such additional Credited Service to be recognized shall be as follows:

     A.  L. A. Iacocca (Social Security ####-##-####)-4 years, 10 months
         (After recognition of 3 additional years of credited service under the 1992 Salaried Employees' Special Early Retirement Program.)

     B.  R. J. Eaton (Social Security ####-##-####)-5 years

     C.  R. A. Lutz (Social Security ####-##-####)-5 years

     11.02 Special conditions shall apply, in respect to any individual listed below, for purposes of determining certain Chrysler retirement benefits payable to him from this Plan. Individuals to whom such special conditions apply and a description of such special conditions are as follows:

            A. J.A. Pilulas. (Social Security ####-##-####) Additional benefits that would have been paid Mr. Pilulas under the Chrysler Pension Plan and the Chrysler Salaried

            Employees Retirement Plan had he retired on June 1, 1989 under the Special Early Retirement provisions of such plans will be paid under the ERISA Excess Retirement Benefit part of this Plan described in Section 1.01B. In addition, benefits he had forfeited under the Incentive Compensation Retirement Benefit part of this Plan described in Section 1.01A shall be paid on an unreduced basis. Benefits provided under this Section 11.02A shall be provided prospectively only commencing November 1, 1992.

         B. R. J. Eaton, (Social Security ####-##-####)

            R. A. Lutz, (Social Security ####-##-####)

            T. G. Denomme, (Social Security ####-##-####) and

            G. C. Valade, (Social Security ####-##-####)

         In the event that any of the above named individuals retires or otherwise terminated employment on or prior to the second anniversary of the date as of which a Change of Control (as defined in Section 4.13) occurs, such individual shall be deemed to have retired under the Special Early Retirement provisions of the SERP. Any benefits not payable under SERP will be paid under the ERISA Excess Retirement Benefit part of this Plan.

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


                                   APPENDIX A
                      ACTUARIAL ASSUMPTIONS UNDER THE PLAN

           SECTION                     PURPOSE          ACTUARIAL ASSUMPTIONS
                                                                  OR
                                                               BASIS FOR
                                                              DETERMINATION

1.          2.06               To determine the         The basis for
                               single sum value or      determining these
                               lump sum value of        commuted values will
                               periodic payments        be amounts determined
                               payable in the future.   using an interest rate
                                                        as set forth hereafter
                                                        in this Appendix.

2.          4.12               To determine the         The rate of interest
                               Commuted Value of        used in computing the
                               Incentive Compen-        Commuted Value will be
                               sation Retirement        the FAS 87 Discount
                               Benefits for payout to   Rate which was used in
                               participants at the      determining the Plan's
                               time of the part-        liabilities for
                               icipants' termination    Chrysler Corporation's
                               of employment fol-       financial statement
                               lowing a change in       purposes as of the
                               control.                 latest December 31,
                                                        or, if no determin-
                                                        ation was made as of
                                                        such date - 9%
                                                        compounded annually.

3.            5.01A1           To determine the         The number of payments
                               Commuted Value of any    remaining in the
                               unpaid guaranteed        certain period at the
                               payments of Incentive    time of death will be
                               Compensation             discounted to the last
                               Retirement Benefits at   day of the month in
                               the time of a former     which death occurs at
                               Employee's death.        a rate of interest of
                                                        10% compounded
                                                        annually.

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

           SECTION                     PURPOSE          ACTUARIAL ASSUMPTIONS
                                                                  OR
                                                               BASIS FOR
                                                              DETERMINATION

4.            5.01B1           To determine the         The number of payments
                               Commuted Value of any    remaining in the
                               unpaid guaranteed        certain period at the
                               payments of  ERISA       time of death will be
                               Excess Retirement        discounted to the last
                               Benefits at the time     day of the month in
                               of a former Employee's   which death occurs at
                               death.                   a rate of 9%
                                                        compounded annually.

5.            5.01B2           To determine the         The Commuted Value
                               Commuted Value of 120    will be based on the
                               monthly payments of      rate of interest of 9%
                               ERISA Excess             compounded annually
                               Retirement Benefit of    and the monthly
                               a former Employee        payment the former
                               whose death occurs       Employee would have
                               prior to the date        received had he
                               monthly payments         elected to have
                               commence.                benefits commence on
                                                        the date immediately
                                                        preceding the date of
                                                        his death.

6.             5.02A           To determine the         The Commuted Value
                               Commuted Value of 120    will be determined
                               monthly payments of      based on a rate of 10%
                               the monthly Incentive    compounded annually
                               Compensation             and the monthly
                               Retirement Benefits      Incentive Compensation
                               with respect to an       Retirement Benefit the
                               Employee who dies        Employee would have
                               while still employed     received had he
                               after his Normal         retired on the date of
                               Retirement Date.         his death.

7.             5.02B           To determine the         The Commuted Value
                               Commuted Value of 120    will be determined
                               monthly payments of      based on a rate of
                               the monthly * ERISA      interest of 9%
                               Excess Retirement        compounded annually
                               Benefits with respect    and the monthly ERISA
                               to an Employee who       Excess Retirement
                               dies while still         Benefit the Employee
                               employed but after his   would have received
                               Normal Retirement        had he retired on the
                               Date.                    date of his death.



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

           SECTION                     PURPOSE          ACTUARIAL ASSUMPTIONS
                                                                  OR
                                                               BASIS FOR
                                                              DETERMINATION


8.             5.03A           To determine an          The actuarial
                               Actuarial Equivalent.    assumptions that will
                                                        be used in determining
                                                        an Actuarial
                                                        Equivalent will be the
                                                        1971 Group Annuity
                                                        Mortality Table
                                                        (weighted 70% for
                                                        males and 30% for
                                                        females), an interest
                                                        rate of 10% compounded
                                                        annually, and an
                                                        expected retirement
                                                        date of the latter of
                                                        a) the date
                                                        immediately preceding
                                                        the date of the
                                                        Employee's death or b)
                                                        the date the Employee
                                                        would have first
                                                        become eligible to
                                                        retire at his option.

9.             5.03B           To determine the ERISA   The death benefit of
                               Excess Death Benefit     such an Employee shall
                               of an Employee whose     be the Commuted Value,
                               death occurs on or       at 9% interest
                               after his 60th           compounded annually,
                               birthday with ten        of 120 monthly
                               years or more of         payments equal to the
                               Credited Service.        monthly
                                                        Non-Contributory
                                                        Retirement Benefit
                                                        that he would have
                                                        received had he
                                                        retired on the date of
                                                        his death reduced by
                                                        5/8 of 1% for each
                                                        full month by which
                                                        the date of his death
                                                        precedes his Normal
                                                        Retirement Date.

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

           SECTION                     PURPOSE          ACTUARIAL ASSUMPTIONS
                                                                  OR
                                                               BASIS FOR
                                                              DETERMINATION


10.            6.02            To determine the         The actuarial
                               equivalent lump sum,     assumptions used in
                               quarterly, half          determining the
                               yearly, or yearly        equivalent benefits
                               benefits with respect    will be the 1971 Group
                               to monthly benefits      Annuity Mortality
                               that are less than       Table (weighted 70%
                               $10.                     for males and 30% for
                                                        females), and 9% (10%
                                                        for an Incentive
                                                        Compensation
                                                        Retirement Benefit)
                                                        interest compounded
                                                        annually.

11.            6.10            To determine the value   The lump sum value
                               of a lump sum            will be determined
                               Incentive Compensation   based on a rate of
                               Retirement Benefit       interest of 10%
                                                        compounded annually
                                                        and the provisions
                                                        specified in Section
                                                        6.10 of the Plan.
                                      72

           SECTION                     PURPOSE          ACTUARIAL ASSUMPTIONS
                                                                  OR
                                                               BASIS FOR
                                                              DETERMINATION

12.   Sections not listed      To determine an          The actuarial
      above                    Actuarial Equivalent.    assumptions that will
                                                        be used in determining
                                                        an Actuarial
                                                        Equivalent will be the
                                                        1971 Group Annuity
                                                        Mortality table
                                                        (weighted 70% for
                                                        males and 30% for
                                                        females), an interest
                                                        rate of 9% (10% for an
                                                        Incentive Compensation
                                                        Retirement Benefit)
                                                        compounded annually,
                                                        and an expected Normal
                                                        Retirement Date of the
                                                        1st day of the month
                                                        following Age 65.

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


                                 SECOND ARTICLE

     The Plan, except as modified in this Instrument, shall continue in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Instrument to be executed by its duly authorized officers and its corporate seal to be hereunto affixed as of the 1st day of October, 1996.


                                          CHRYSLER CORPORATION


                                          By /S/ K. M. Oswald
                                             ----------------------------
                                             K. M. Oswald
                                             Vice President -
                                             Human Resources

                                            October 1, 1996
                                         --------------------------------
                                             Date Executed




Attest:



/S/ H. E. Leese
-------------------------
H. E. Leese
Assistant Secretary



(CORPORATE SEAL)


                                      74